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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


          Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  October 17, 1994



                                    KEYCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





              Ohio                    0-850                 34-6542451
   ----------------------------    ------------         -------------------
   (State or other jurisdiction    (Commission            (I.R.S. Employer
        of incorporation)          File Number)          Identification No.


      127 Public Square, Cleveland, Ohio                       44114-1306
      -----------------------------------------                ----------
      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (216) 689-3000

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Item 5. Other Events
        ------------

On October 17, 1994, the Registrant issued a press release announcing its earnings results for the three and nine month periods ended September 30, 1994. This press release, as revised for an immaterial balance sheet adjustment is attached as Exhibit 99 to this report and incorporated herein by reference.
The adjustment resulted in an approximate $32 million decrease in common equity with a corresponding increase in other liabilities and had no impact on reported earnings and related performance ratios.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
        -----------------------------------------------------------------

  (c)   Exhibits
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           99.   October 17, 1994, press release of the Registrant, as
                 revised, announcing its earnings results for the three and nine month periods ended September 30, 1994.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      KEYCORP
                                           ------------------------------
                                                     (Registrant)

                                           /s/ Lee Irving
Date: October 21, 1994                     ------------------------------
                                           By: Lee Irving
                                               Executive Vice President,
                                               Treasurer and Chief
                                               Accounting Officer